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                         SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C. 20549

                                     FORM 8-K

                                  CURRENT REPORT

      PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 10, 1997
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                            First Pacific Networks, Inc.
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                (Exact name of registrant as specified in charter)

     Delaware                           0-20238                  77-074188
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(State or other jurisdiction            (Commission          (IRS Employer
of incorporation)                       File Number)         Identification No.)


     871 Fox Lane, San Jose, California                               95131
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code (408) 943-7600
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          (Former name or former address, if changed since last report)




           This Current Report, including exhibits, contains 5 pages.
                      The Exhibit Index is located on page 4.
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ITEM 3.

        On February 10, 1997, the Company filed for relief under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code"). The petition was filed in the United States Bankruptcy Court for the Northern District of California and was assigned case number 97-5-1077. The Company is operating as debtor-in-possession under the Bankruptcy Code. A copy of the press release issued by the Company is attached hereto as an exhibit hereto. The Company has limited capital available for reorganization and is seeking a strategic relationship or capital infusion for such purpose. Any trading of the Company's stock at this time should be considered highly speculative.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)     Financial Statement of Business Acquired.
                   Not Applicable.

(b)     Pro Forma Financial Information.
                   Not Applicable.

(c)     Exhibits.
        99.1 Press Release of the Company dated February 11, 1997.


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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST PACIFIC NETWORKS, INC.



Date:  February 13, 1997               By: /s/ Kenneth W. Schneider
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                                            Kenneth W. Schneider
                                            Chief Financial Officer and
                                            Corporate Secretary









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                                 EXHIBIT INDEX

                                                                   Sequentially
Exhibit No.       Description                                      Numbered Page
-----------       -----------                                      -------------

   99.1           Press Release of the Company dated February
                  11, 1997.                                               5






                                       4